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                                                                 Exhibit 4.7

             --------------------------------------------------


                          THE LACLEDE GROUP, INC.,
                                   Issuer


                                     and


                            THE BANK OF NEW YORK
                                   Trustee


                              -----------------


                                  INDENTURE


                       Dated as of ____________, 2002


                              -----------------



                        SUBORDINATED DEBT SECURITIES


             --------------------------------------------------




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

                           CROSS REFERENCE SHEET*

         This Cross Reference Sheet shows the location in this Indenture of the provisions inserted pursuant to the Trust Indenture Act of 1939, as amended.

Trust Indenture Act                     Sections of Indenture
-------------------                     ---------------------

310 (a)(1) and (2)......................6.9
310 (a)(3) and (4)......................Inapplicable
310 (b).................................6.8 and 6.10 (a), (b) and (d)
310 (c).................................Inapplicable
311 (a).................................6.13 (a) and (c)(1) and (2)
311 (b).................................6.13 (b)
311 (c).................................Inapplicable
312 (a).................................4.1 and 4.2 (a)
312 (b).................................4.2 (a) and (b)(i) and (ii)
312 (c).................................4.2 (c)
313 (a).................................4.4 (a)
313 (b)(1)..............................Inapplicable
313 (b)(2)..............................4.4 (b)
313 (c).................................4.4 (c)
313 (d).................................4.4 (d)
314 (a).................................4.3
314 (b).................................Inapplicable
314 (c)(1) and (2)......................13.5
314 (d).................................Inapplicable
314 (e).................................13.5
314 (f).................................Inapplicable
315 (a), (c) and (d)....................6.1
315 (b).................................5.11
315 (e).................................5.12
316 (a)(1)..............................5.9
316 (a)(2)..............................Not required
316 (a) (last sentence).................7.4
316 (b).................................5.7
316 (c).................................Not required
317 (a).................................5.2
317 (b).................................3.4 (a) and (b)
318 (a).................................13.7

------------------
* This Cross Reference Sheet is not part of the Indenture.


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
                                          TABLE OF CONTENTS

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ARTICLE I.            DEFINITIONS..................................................................1
           1.1        Certain Terms Defined........................................................1

ARTICLE II.           SECURITIES...................................................................5
           2.1        Forms Generally..............................................................5
           2.2        Form of Trustee's Certificate of Authentication..............................6
           2.3        Amount Unlimited; Issuable in Series.........................................6
           2.4        Authentication and Delivery of Securities....................................9
           2.5        Execution of Securities......................................................10
           2.6        Certificate of Authentication................................................11
           2.7        Denomination of Securities; Payments of Interest.............................11
           2.8        Registration, Transfer and Exchange..........................................12
           2.9        Mutilated, Defaced, Destroyed, Lost and Stolen Securities....................14
           2.10       Cancellation of Securities; Destruction Thereof..............................14
           2.11       Temporary Securities.........................................................15
           2.12       Computation of Interest......................................................15
           2.13       CUSIP Numbers................................................................15

ARTICLE III.          COVENANTS OF THE ISSUER......................................................15
           3.1        Payment of Principal and Interest............................................15
           3.2        Offices for Payments, etc....................................................16
           3.3        Appointment to Fill a Vacancy in Office of Trustee...........................16
           3.4        Paying Agents................................................................16
           3.5        Limitation on Dividends; Transactions with Affiliates........................17
           3.6        Covenants as to Laclede Trust................................................18

ARTICLE IV.           SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER
                      AND THE TRUSTEE..............................................................18
           4.1        Issuer to Furnish Trustee Names and Addresses of Securityholders.............18
           4.2        Preservation and Disclosure of Securityholders Lists.........................18
           4.3        Reports by the Issuer........................................................19
           4.4        Reports by the Trustee.......................................................20

ARTICLE V.            REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                      ON EVENT OF DEFAULT..........................................................21
           5.1        Event of Default Defined; Acceleration of Maturity; Waiver of
                      Default......................................................................21
           5.2        Collection of Indebtedness by Trustee; Trustee May Prove Debt................22
           5.3        Application of Proceeds......................................................24
           5.4        Suits for Enforcement........................................................25
           5.5        Restoration of Rights on Abandonment of Proceedings..........................25
           5.6        Limitations on Suits by Securityholders......................................25
           5.7        Unconditional Right of Securityholders to Receive Principal and
                      Interest and to Institute Certain Suits......................................26
           5.8        Powers and Remedies Cumulative; Delay or Omission Not Waiver
                      of Default...................................................................26
           5.9        Control by Holders of Securities.............................................26


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           5.10       Waiver of Past Defaults......................................................26
           5.11       Trustee to Give Notice of Default, But May Withhold in
                      Certain Circumstances........................................................27
           5.12       Right of Court to Require Filing of Undertaking to Pay Costs.................27

ARTICLE VI.           CONCERNING THE TRUSTEE.......................................................28
           6.1        Duties and Responsibilities of the Trustee; During Default; Prior
                      to Default...................................................................28
           6.2        Certain Rights of the Trustee................................................29
           6.3        Trustee Not Responsible for Recitals, Disposition of Securities or
                      Application of Proceeds Thereof..............................................30
           6.4        Trustee and Agents May Hold Securities; Collections, etc.....................30
           6.5        Moneys Held by Trustee.......................................................31
           6.6        Compensation and Indemnification of Trustee and Its Prior Claim..............31
           6.7        Right of Trustee to Rely on Officers' Certificate, etc.......................31
           6.8        Qualification of Trustee; Conflicting Interests..............................31
           6.9        Persons Eligible for Appointment as Trustee..................................32
           6.10       Resignation and Removal; Appointment of Successor Trustee....................32
           6.11       Acceptance of Appointment by Successor Trustee...............................33
           6.12       Merger, Conversion, Consolidation or Succession to Business
                      of Trustee...................................................................34
           6.13       Preferential Collection of Claims Against the Issuer.........................34
           6.14       Appointment of Authenticating Agent..........................................34

ARTICLE VII.          CONCERNING THE SECURITYHOLDERS...............................................35
           7.1        Evidence of Action Taken by Securityholders..................................35
           7.2        Proof of Execution of Instruments and of Holding of Securities...............35
           7.3        Holders to Be Treated as Owners..............................................36
           7.4        Securities Owned by Issuer Deemed Not Outstanding............................36
           7.5        Right of Revocation of Action Taken..........................................36
           7.6        Calculation of Original Issue Discount.......................................37

ARTICLE VIII.         SUPPLEMENTAL INDENTURE.......................................................37
           8.1        Supplemental Indentures Without Consent of Securityholders...................37
           8.2        Supplemental Indentures With Consent of Securityholders......................38
           8.3        Effect of Supplemental Indenture.............................................39
           8.4        Documents to Be Given to Trustee.............................................39
           8.5        Notation on Securities in Respect of Supplemental Indentures.................39

ARTICLE IX.           CONSOLIDATION, MERGER, SALE OR CONVEYANCE....................................40
           9.1        Covenant of Issuer Not to Merge, Consolidate, Sell or Convey
                      Property Except Under Certain Conditions.....................................40
           9.2        Successor Corporation Substituted for Issuer.................................40
           9.3        Documents to be Delivered to Trustee.........................................41

ARTICLE X.            SATISFACTION AND DISCHARGE OF INDENTURE;
                      UNCLAIMED MONEYS.............................................................41
           10.1       Satisfaction and Discharge of Debenture......................................41
           10.2       Application by Trustee of Funds Deposited for Payment of
                      Securities...................................................................43


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           10.3       Repayment of Moneys Held by Paying Agent.....................................43
           10.4       Return of Moneys Held by Trustee and Paying Agent Unclaimed
                      for Three Years..............................................................43
           10.5       Indemnity for Government Obligations.........................................44

ARTICLE XI.           REDEMPTION OF SECURITIES AND SINKING FUNDS...................................44
           11.1       Applicability of Article.....................................................44
           11.2       Notice of Redemption; Partial Redemptions....................................44
           11.3       Payment of Securities Called for Redemption..................................45
           11.4       Exclusion of Certain Securities from Eligibility for Selection for
                      Redemption...................................................................45
           11.5       Mandatory and Optional Sinking Funds.........................................46

ARTICLE XII.          SUBORDINATION................................................................47
           12.1       Applicability of Article; Securities Subordinated to Senior
                      Indebtedness.................................................................47
           12.2       Issuer Not to Make Payments with Respect to Subordinated
                      Securities in Certain Circumstances..........................................48
           12.3       Subordinated Securities Subordinated to Prior Payment of All
                      Senior Indebtedness on Dissolution, Liquidation or
                      Reorganization of Issuer.....................................................49
           12.4       Holders of Subordinated Securities to be Subrogated to Right of
                      Holders of Senior Indebtedness...............................................50
           12.5       Obligation of the Issuer Unconditional.......................................51
           12.6       Trustee Entitled to Assume Payments Not Prohibited in Absence
                      of Notice....................................................................51
           12.7       Application by Trustee of Monies or Government Obligations
                      Deposited with It............................................................52
           12.8       Subordination Rights Not Impaired by Acts or Omissions of Issuer
                      or Holders of Senior Indebtedness............................................52
           12.9       Securityholders Authorize Trustee to Effectuate Subordination of
                      Securities...................................................................52
           12.10      Right of Trustee to Hold Senior Indebtedness.................................53
           12.11      Article XII Not to Prevent Events of Defaults................................53

ARTICLE XIII.         MISCELLANEOUS PROVISIONS.....................................................53
           13.1       Incorporators, Stockholders, Officers and Directors of Issuer
                      Exempt from Individual Liability.............................................53
           13.2       Provisions of Indenture for the Sole Benefit of Parties and Holders
                      of  Securities...............................................................53
           13.3       Successors and Assigns of Issuer Bound by Indenture..........................54
           13.4       Notices and Demands on Issuer, Trustee and Holders of
                      Securities...................................................................54
           13.5       Officers' Certificates and Opinions of Counsel; Statements to be
                      Contained Therein............................................................54
           13.6       Payments Due on Saturdays, Sundays and Holidays..............................55
           13.7       Conflict of any Provision of Indenture with Trust Indenture Act of 1939......................................................................55
           13.8       Governing Law................................................................56
           13.9       Counterparts.................................................................56


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           13.10      Effect of Headings and Table of Contents.....................................56
           13.11      Separability Clause..........................................................56

ARTICLE XIV.          SECURITYHOLDERS' MEETINGS....................................................56
           14.1       Purposes of Meetings.........................................................56
           14.2       Call of Meetings by Trustee..................................................56
           14.3       Call of Meetings by the Issuer or Securityholders............................57
           14.4       Qualifications for Voting....................................................57
           14.5       Regulations..................................................................57
           14.6       Voting.......................................................................57


                                    -iv-

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         THIS INDENTURE dated as of ___________, 2002 between The Laclede
Group, Inc., a Missouri corporation (the "Issuer"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                                  RECITALS

         A. The Issuer has duly authorized the issue from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

         B. The Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

         C. All things necessary to make this Indenture a valid indenture and legally binding agreement according to its terms have been done;

         NOW, THEREFORE, in consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                           ARTICLE I. DEFINITIONS

1.1      Certain Terms Defined

         The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States of America at the time of any computation. References to any statute mean such statute as amended at the time and includes any successor legislation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.


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         "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

         "Business Day" means a day on which banking institutions in New York, New York or Delaware are not authorized or required by law or regulation to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

         "Common Securities" means undivided beneficial interests in the assets of a Laclede Trust which rank pari passu with Preferred Securities issued by such trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and maturity are subordinated to the rights of holders of Preferred Securities.

         "Common Securities Guarantee" means any guarantee that the Issuer may enter into that operates directly or indirectly for the benefit of holders of Common Securities of Laclede Trust.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, New York, New York 10286.

         "Declaration" means, in respect of a Laclede Trust, the amended and restated declaration of trust of such Laclede Trust or any other governing instrument of such Trust.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean each Person who is then a Depositary hereunder; and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean each Depositary with respect to the Global Securities of such series.

         "Event of Default" means any event or condition specified as such in Section 5.1.

         "Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depositary, or its nominee, for such series in accordance with Section 2.4, and bearing the legend prescribed in
Section 2.4.

         "Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by

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the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

         "Holder," "Holder of Securities," "Securityholder" or other similar terms mean the Person in whose name such Security is registered in the Security Register kept by the Issuer for that purpose in accordance with the terms hereof.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as provided hereunder.

         "Interest Payment Date" means (a) the date or dates, if any, on which interest is to be paid on any Security as established pursuant to
Section 2.3(f), (b) the date of maturity or redemption of such Security, and
(c) only with respect to defaulted interest on such Security, the date established for the payment of such defaulted interest pursuant to Section
2.7 hereof.

         "Issuer" means (except as otherwise provided in Article VI) The Laclede Group, Inc., a Missouri corporation, and, subject to Article IX, its successors and assigns.

         "Issuer Order" means a written statement, request or order of the Issuer signed in its name by one of the Chairman, the President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), the Treasurer or an Assistant Treasurer of the Issuer.

         "Laclede Trust" means a Delaware business trust formed by the Issuer for the purpose of purchasing the Securities of the Issuer.

         "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by one of the Chairman, the President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), the Treasurer or an Assistant Treasurer and by the Secretary or any Assistant Secretary, of the Issuer and delivered to the Trustee. Except as otherwise provided herein, each such certificate shall include the statements provided for in Section 13.5.

         "Opinion of Counsel" means an opinion in writing signed by the counsel of the Issuer as designated by the Board of Directors or by such other legal counsel who may be an employee of or regular counsel to the Issuer. Each such opinion shall include the statements provided for in
Section 13.5, if and to the extent required thereby.

         "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys or Government Obligations (as provided for in Section 10.1) in the necessary amount shall have

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         been theretofore deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

         In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder Securities owned by the Issuer or any other obligor upon the Securities of any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or an Affiliate of the Issuer or of such other obligor.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities" means undivided beneficial interests in the assets of a Laclede Trust which rank pari passu with Common Securities issued by such trust; provided however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

         "Preferred Securities Guarantee" means any guarantee that the Issuer may enter into that operates directly or indirectly for the benefit of holders of Preferred Securities of a Laclede Trust.

         "Principal" means the amount (including, without limitation, if and to the extent applicable, any premium) that is payable with respect to a Security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the Holder of such Security and upon any acceleration of the Maturity of such Security).

         "Property Trustee" means the entity performing the functions of the Property Trustee of a Laclede Trust under the applicable Declaration of such Laclede Trust.

         "Record Date" shall have the meaning set forth in Section 2.7.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs

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functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Security" or "Securities" shall have the meaning stated in the first recital of this Indenture and, more particularly, any Securities that have been authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" shall have the respective meanings set forth in Section 2.8.

         "Senior Indebtedness" shall have the meaning set forth in Section 12.1(b).

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Trust Indenture Act of 1939" or "Trust Indenture Act" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

         "Trust Securities" means Common Securities and Preferred Securities.

         "Trustee" means the Person identified as the "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder; and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                           ARTICLE II. SECURITIES

2.1      Forms Generally

         The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of such Securities.


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         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

2.2      Form of Trustee's Certificate of Authentication

         The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    The Bank of New York,
                                    as Trustee



                                    By:
                                       ---------------------------------
                                             Authorized Signatory"
                                    Dated:
                                          ------------------------------

         If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's certificate of authentication to be borne by the Securities of each such series shall be substantially as follows:

                  "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                           ---------------------------------------------,

                           ---------------------------------------------
                                       as Authenticating Agent



                                    By:
                                       ---------------------------------
                                              Authorized Officer"

2.3      Amount Unlimited; Issuable in Series

                  (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

                  (b) The Securities may be issued in one or more series and shall be direct obligations of the Issuer.

                  (c) Each Security shall be dated and issued as of the date of its authentication by the Trustee.

                  (d) Each Security shall bear interest from the later of its original date of authentication or the most recent Interest Payment Date to which interest has been paid or duly


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         provided for with respect to such Security until the principal of such Security is paid or made available for payment, and interest on each Security shall be payable on each Interest Payment Date after the date of such Security.

                  (e) Each Security shall mature on a date specified in the Security and the principal amount of each outstanding Security shall be payable on the Maturity specified therein.

                  (f) There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

                           (1) the designation of the Securities of such series, including CUSIP numbers, which shall distinguish the Securities of such series from the Securities of all other series;

                           (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to
                  Section 2.8, 2.9, 2.11, 8.5 or 11.3);

                           (3) subject to Section 2.3(e), the date or dates (and whether fixed or extendible) on which the principal of the Securities of such series is payable;

                           (4)      the date from which interest on the
                  Securities of such series shall begin to accrue, the rate or rates at which the Securities of such series shall bear interest, if any, the Interest Payment Date or Dates for the Securities of such series and the Record Date for interest payable on any Interest Payment Date;

                           (5) the place or places where the principal of and any interest on Securities of such series shall be payable and where such Securities may be registered or transferred (if in addition to, or other than, as provided in Section 3.2);

                           (6)      the right, if any, of the Issuer to
                  redeem or purchase Securities of such series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of such series may be so redeemed;

                           (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of such series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                           (8) if other than denominations of $25 and any integral multiple thereof, the denominations in which Securities of such series shall be issuable;

                           (9) whether the Securities of such series will be subordinated to the payment of Senior Indebtedness on the terms and conditions set forth in Article XII and whether


                                   - 7 -

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                  such subordination shall be subject to any provisions in
                  addition to or in lieu of those set forth in Article XII;

                           (10) whether the Securities of such series will be issuable as Global Securities;

                           (11) whether and under what circumstances the Issuer will pay additional amounts on the Securities of such series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

                           (12) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, and the form and terms of any such certificates, documents or conditions;

                           (13)     any trustees, depositories,
                  authenticating or paying agents, transfer agents, conversion agents or registrars or any other agents with respect to the Securities of such series;

                           (14) any events of default or covenants with respect to the Securities of such series other than those specified herein;

                           (15) the Person to whom any interest on a Security of such series shall be payable, if other than the Person in whose name the Security (or one or more predecessor Securities) is registered at the close of business on the Record Date for such interest;

                           (16) if the Securities of such series shall be issued in whole or in part in the form of one or more Global Securities, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 2.8;

                           (17)     the right of the Issuer, if any, to
                  defer any payment of principal of or interest on the Securities of such series, and the maximum length of any such deferral period;

                           (18) whether any property will be pledged to secure the Securities; and

                           (19) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any indenture supplemental hereto referred to above. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.


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2.4      Authentication and Delivery of Securities

         The Issuer may from time to time deliver Securities of any series, executed by the Issuer to the Trustee for authentication, together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. If so provided in the Board Resolution, Officers' Certificate or supplemental indenture establishing the Securities of any series, the maturity date, interest accrual date, interest rate, Interest Payment Date or Dates and any other terms of any or all of the Securities of such series may be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to instructions (from the Issuer or its duly authorized agent) in writing, by facsimile or any other method mutually agreed upon by the Issuer and Trustee. In authenticating the Securities of a series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (but, in the case of subparagraphs (b), (c) and (d) below, only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series, however, any request after the first shall be deemed to include the representation of the Issuer that the document previously delivered pursuant to subparagraphs (b), (c) and (d) below are still true and in effect) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                  (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer.

                  (b) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

                  (c) an Officers' Certificate setting forth the form or forms and terms of the Securities of such series stating (i) that such form or forms and terms have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, (ii) the aggregate principal amount of all of the Securities outstanding under this Indenture and (iii) covering such other matters as the Trustee may reasonably request; and

                  (d) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                           (1)      the forms of the Securities of such
                  series have been duly authorized and established in conformity with the provisions of this Indenture;

                           (2)      the terms of the Securities of such
                  series have been duly authorized and established in conformity with the provisions of this Indenture;

                           (3) when the Securities of such series have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity, and will be entitled to the benefits of this Indenture;


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

                           (4) the Indenture has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity;

                           (5) the issuance of the Securities will not result in any default under this Indenture, or any other contract, indenture, loan agreement or other instrument to which the Issuer is a party or by which it or any of its property is bound; and

                           (6) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body having jurisdiction over the Issuer is required for the execution and delivery of the Securities of such series by the Issuer, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

         The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section (other than Securities the forms and terms of which shall have been established by supplemental indenture) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by a trust committee of Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's rights, duties or immunities under the Securities of any such series, this Indenture or otherwise.

         If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and make available for delivery one or more Global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Issuer Order, (ii) shall be registered in the name of the Depositary therefor or its nominee, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:

         "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

2.5      Execution of Securities

         The Securities shall be signed on behalf of the Issuer by one of its Chairman, its President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), the Treasurer or an Assistant Treasurer, and attested by the Secretary or an Assistant Secretary of the Issuer. Such signatures may be the manual or facsimile signatures of such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         In case any officer of the Issuer who shall have so signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though


                                   - 10 -

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

the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be so signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

2.6      Certificate of Authentication

         Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 2.10, together with a written statement (which need not comply with Section 13.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

2.7      Denomination of Securities; Payments of Interest

         The Securities of each series shall be issuable in registered form in denominations established as contemplated by Section 2.3. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

         The Securities of each series shall bear interest from the date, and such interest shall be payable on the Interest Payment Dates, established as contemplated by Section 2.3.

         The Person in whose name any Security of any series is registered at the close of business on any Record Date applicable to such series with respect to any Interest Payment Date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Record Date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities of such series are registered at the close of business on a subsequent Record Date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities of such series not less than 15 days preceding such subsequent Record Date. The term "Record Date," as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) for the Securities of any series, shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


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2.8      Registration, Transfer and Exchange

         The Issuer will keep, or cause to be kept, at the Corporate Trust Office and at each other office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers (collectively, the "Security Register") in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Securities of such series. The Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers not maintained by the Trustee shall be open for inspection by the Trustee. Unless and until otherwise determined by the Issuer pursuant to
Section 2.3, the Security Register with respect to each series of Securities shall be kept solely at the Corporate Trust Office and, for this purpose, the Trustee shall be designated the "Security Registrar."

         Upon due presentation for registration of transfer of any Security of any series at any such office or agency, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series, maturity date and interest rate in authorized denominations for a like aggregate principal amount.

         At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for one or more Securities of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Securities to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive. All Securities surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled by the Trustee and the Trustee will deliver a certificate of cancellation thereof to the Issuer.

         All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his or her attorney duly authorized in writing.

         The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Sections 2.11, 8.5 and 11.2 not involving any transfer. No service charge shall be made for any such transaction.

         The Issuer shall not be required to (a) issue, exchange or register a transfer of any Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed or (b) exchange or register the transfer of any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Global Security or a nominee of such successor Depositary.


                                   - 12 -

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

         If at any time a Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time any such Depositary shall no longer be eligible as a Depositary, the Issuer shall appoint a successor Depositary with respect to the Securities held by such Depositary. If a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Securities of such series shall no longer be represented by one or more Global Securities held by such Depositary, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and make available for delivery Securities of such series in definitive registered form without coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities held by such Depositary in exchange for such Global Security or Securities.

         The Issuer may at any time and in its sole discretion determine that the Securities of a particular series shall no longer be represented by a Global Security or Securities. In such event, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Securities of such series in exchange for such Global Security or Securities.

         If so specified by the Issuer pursuant to Section 2.3 with respect to Securities of a particular series represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery:

                  (a) to each Person specified by such Depositary a new Security or Securities of such series, in any authorized denominations requested by such Person, in an aggregate principal amount equal to, and in exchange for, such Person's beneficial interest in the Global Security; and

                  (b) to such Depositary a new Global Security in a denomination equal to the difference between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause
         (a) above.

         Upon the exchange of any Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without coupons issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

         All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

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2.9      Mutilated, Defaced, Destroyed, Lost and Stolen Securities

         In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon receipt of an Issuer Order, the Trustee shall authenticate and make available for delivery a new Security of the same series, maturity date and interest rate, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee or any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of either of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and, in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

         Upon the issuance of any substitute Security the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee or any agent of the Issuer or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

2.10     Cancellation of Securities; Destruction Thereof

         All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall cancel Securities held by it and deliver a certificate of cancellation to the Issuer. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

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2.11     Temporary Securities

         Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as registered Securities of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange for such definitive Securities in registered form without charge at each office or agency to be maintained for such purpose in accordance with Section 3.2 and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series in authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section
2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Securities of any series that may be established pursuant to Section 2.3.

2.12     Computation of Interest

         Except as otherwise specified as contemplated by Section 2.3 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

2.13     CUSIP Numbers

         The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such
                                                   --------
notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                    ARTICLE III. COVENANTS OF THE ISSUER

3.1      Payment of Principal and Interest

         The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest, if any, on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture. The interest on Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

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3.2      Offices for Payments, etc.

         So long as any Securities are outstanding hereunder, the Issuer will maintain in The City of New York, State of New York an office or agency where the Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as in this Indenture provided, and where the Securities of each series may be presented for registration of transfer as in this Indenture provided.

         The Issuer will maintain in The City of New York an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, or this Indenture may be served.

         The Issuer will give to the Trustee prompt written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any office or agency required by this Section to be located in The City of New York, State of New York or shall fail to give such notice of the location or of any change in the location of any of the above offices or agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, and, in such event, the Trustee shall act as the Issuer's agent to receive all such presentations, surrenders, notices and demands.

         The Issuer may from time to time designate one or more additional offices or agencies where the Securities of any series may be presented for payment, where the Securities of such series may be presented for exchange as in this Indenture provided, where the Securities of such series may be presented for registration of transfer as in this Indenture provided and the Issuer may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain any office or agency provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof and of change in the location of any such other office or agency.

3.3      Appointment to Fill a Vacancy in Office of Trustee

         The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

3.4      Paying Agents

         Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section:

                  (a) that such paying agent will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series entitled thereto or of the Trustee until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (b) that such paying agent will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and

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                  (c)      at any time during the continuance of any such
         failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

         The Issuer will, on or prior to each due date of the principal of or interest, if any, on the Securities of any series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Securities of such series entitled to such principal or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

         If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal or interest, if any, so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure to take such action.

         Anything in this section to the contrary notwithstanding, but subject to Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained, and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

3.5      Limitation on Dividends; Transactions with Affiliates

         If Securities are issued to a Laclede Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Laclede Trust and (a) an Event of Default shall have occurred, (b) there shall have occurred any event of which the Issuer has actual knowledge that (i) is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (ii) in respect of which the Issuer shall not have taken reasonable steps to cure, (c) the Issuer shall be in default with respect to its payment or any obligations under the Preferred Securities Guarantee or Common Securities Guarantee relating to such Trust Securities or (d) the Issuer shall have given notice of its election to defer payments of interest on such Securities by extending the interest payment period as provided in any indenture supplemental hereto and such period, or any extension thereof, shall be continuing, then (x) the Issuer shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its capital stock, (y) the Issuer shall not make any payment of interest or principal or premium on, or repay, repurchase or redeem any debt securities (including guarantees) issued by the Issuer that rank pari passu with or junior to such Securities and (z) the Issuer shall not make guarantee payments with respect to the foregoing (other than, with respect to clauses
(x), (y) and (z), (A) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Issuer; (B) any declaration of a dividend in connection with the implementation of a shareholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (C) payments under the Preferred Securities Guarantee; (D) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of capital stock, following a reclassification of the Issuer's capital stock or the exchange or conversion of one class or series of the Issuer's capital stock for another class or series of the Issuer's capital stock; and (E) the purchase of fractional interests in shares of the Issuer's capital stock pursuant to

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the conversion or exchange provisions of such capital stock or the security being converted or exchanged).

3.6      Covenants as to Laclede Trust

         In the event Securities are issued to a Laclede Trust or a trustee of such trust, in connection with the issuance of Trust Securities by such trust, for so long as such Trust Securities remain outstanding, the Issuer will (i) maintain 100% direct or indirect ownership of the Common Securities of such trust; provided, however, that any permitted successor of the Issuer under the Indenture may succeed to the Issuer's ownership of the Common Securities, (ii) not cause, as sponsor of such trust, or permit, as holder of Common Securities of such trust, the dissolution, winding-up or termination of such trust, except in connection with a distribution of Securities as provided in the Declaration and in connection with certain mergers, consolidations or amalgamations permitted by the Declaration and
(iii) use its reasonable efforts to cause such trust (a) to remain a business trust, except in connection with a distribution of Securities, the redemption of all of the Trust Securities of such Laclede Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Laclede Trust, and (b) to otherwise continue to be classified for United States federal income tax purposes as a grantor trust.

              ARTICLE IV. SECURITYHOLDERS LISTS AND REPORTS BY
                          THE ISSUER AND THE TRUSTEE

4.1      Issuer to Furnish Trustee Names and Addresses of Securityholders

         The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

                  (a) Semi-annually and not more than 15 days after each Record Date for the payment of interest on such Securities, as of such Record Date and on dates to be determined pursuant to
         Section 2.3 for non-interest bearing Securities, in each year; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, as of a date not more than 15 days prior to the time such information is furnished;

provided that if and so long as the Trustee shall be the Security Registrar for such series such list shall not be required to be furnished.

4.2      Preservation and Disclosure of Securityholders Lists

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 4.1,
         (ii) received by it in the capacity of Security Registrar for such series, if so acting, and (iii) filed with it within the two preceding years pursuant to Section 4.3. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other

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

         Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                           (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

                           (ii)     inform such applicants as to the
                  approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of such subsection (a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Holders of Securities, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of such subsection (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

4.3      Reports by the Issuer

         The Issuer covenants:

                  (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to

                                   - 19 -

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

         time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

                  (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

                  (d) to furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

4.4      Reports by the Trustee

                  (a) The Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Annually, not later than 60 days after _______ of each year, the Trustee shall transmit to the Holders and the Commission a report with respect to events described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent revised thereunder.

                  (b) Reports pursuant to this Section shall be transmitted by mail to all Holders of Securities, as the names and addresses of such Holders appear upon the Security Register;

                  (c) A copy of each such report shall, at the time of such transmission to the Holders, be furnished to the Issuer and be filed by the Trustee with each stock exchange, if any, upon which the Securities of any series are listed and also with the Commission. The Issuer agrees to notify the Trustee when and as the Securities of such series become admitted to trading on any national securities exchange or delisted therefrom.

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                   ARTICLE V. REMEDIES OF THE TRUSTEE AND
                    SECURITYHOLDERS ON EVENT OF DEFAULT

5.1      Event of Default Defined; Acceleration of Maturity; Waiver of Default

         "Event of Default" with respect to Securities of any series, wherever used herein, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, (whether or not payment is prohibited by the provisions of Article XII hereof), and continuance of such default for a period of 30 days; provided, however, that if the Issuer is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (b) default in the payment of all or any part of the principal of the Securities of such series as and when the same shall become due and payable (whether or not payment is prohibited by the provisions of Article XII hereof), whether at Maturity, upon purchase by the Issuer at the option of the Holder, upon any redemption, by declaration or otherwise; or

                  (c) default in the deposit or payment of any sinking fund or analogous payment (whether or not payment is prohibited by the provisions of Article XII hereof) for the benefit of the Securities of such series as and when the same shall become due and payable; or

                  (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or in this Indenture contained (other than a covenant or agreement expressly included herein solely for the benefit of Securities of other series) for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby; or

                  (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (f) the Issuer shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order

                                   - 21 -

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

         for relief in an involuntary case under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or consent to the filing of such petition or to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or make any general assignment for the benefit of creditors, or the notice by it in writing of its inability to pay its debts generally as they become due, or the taking of any corporate action by the Issuer in furtherance of any such action; or

                  (g) in the event Securities are issued to a Laclede Trust or the trustee of such trust of the Company in connection with the issuance of Trust Securities by such trust, such trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Securities to holders of Trust Securities in liquidation of their interests in such trust, (ii) the redemption of all outstanding Trust Securities of such trust, and (iii) mergers, consolidations or amalgamations, each as permitted by the Declaration of such trust;

then, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by such Holders), may declare the entire principal of all the Securities of such series then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Securities of one or more series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of all Securities of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture with respect to such series, other than the non-payment of the principal of Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein then, and in every such case, the Holders of a majority in aggregate principal amount of all the Securities of such affected series then Outstanding by written notice to the Issuer and to the Trustee, may direct the Trustee to waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

5.2      Collection of Indebtedness by Trustee; Trustee May Prove Debt

         The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether at Maturity, upon redemption, by declaration or otherwise -- then, upon

                                   - 22 -

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demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses and liabilities incurred by such parties, and all advances made by the Trustee except as a result of its negligence or bad faith.

         Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of such series to the Holders, whether or not the Securities of such series be overdue.

         In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities of such series and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities of such series, wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of the principal and interest owing and unpaid in respect of the Securities of each series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of each series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to

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         the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, and its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except, in each case, as a result of negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect to which action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

5.3      Application of Proceeds

         Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, and upon surrender thereof if fully paid, or issuing Securities of the same series in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid;

         FIRST: To the payment of costs and expenses of collection applicable to such series, including reasonable compensation to the Trustee and its agents, attorneys and counsel and of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith;

         SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

         THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the same rate as the rate of interest

                                   - 24 -

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

specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

         FOURTH:  To the payment of the remainder, if any, to the Issuer.

5.4      Suits for Enforcement

         In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

5.5      Restoration of Rights on Abandonment of Proceedings

         In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then, and in every such case, the Issuer, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

5.6      Limitations on Suits by Securityholders

         No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (determined as provided herein and voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the affected series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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5.7      Unconditional Right of Securityholders to Receive Principal and
         Interest and to Institute Certain Suits

         Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest, if any, on such Security on or after the respective due dates expressed in such Security or any date fixed for redemption, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

5.8      Powers and Remedies Cumulative; Delay or Omission Not Waiver of
         Default

         Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every right and power given by this Indenture or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

5.9      Control by Holders of Securities

         The Holders of a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding (determined as provided herein and voting as one class) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee with respect to the Securities of such affected series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel of its choice, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

5.10     Waiver of Past Defaults

         Prior to the declaration of acceleration of the Maturity of any Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time

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

Outstanding with respect to which a default or an Event of Default shall have occurred and be continuing (determined as provided herein and voting as one class) may on behalf of the Holders of all such affected Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default or an Event of Default (i) in the payment of the principal of or interest, if any, on any Security of such series, or
(ii) in respect of a covenant or provision hereof or of any Security which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such affected Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

5.11     Trustee to Give Notice of Default, But May Withhold in Certain
         Circumstances

         The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to such series actually known to a Responsible Officer of the Trustee to all Holders of Securities of such series in the manner and to the extent provided in Section 4.4(c), unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Article being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or the interest, if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous payment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

5.12     Right of Court to Require Filing of Undertaking to Pay Costs

         All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 5.1 (if the suit relates to the Securities of more than one but less than all series), 10% in aggregate principal amount of the Securities then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (d) or (g) (if the suit relates to all the Securities then Outstanding), 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or the interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

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                     ARTICLE VI. CONCERNING THE TRUSTEE

6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default

         The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a particular series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred with respect to such series:

                           (i)      the duties and obligations of the
                  Trustee with respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an appropriate direction of the Holders pursuant to
         Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

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6.2      Certain Rights of the Trustee

         Subject to Section 6.1:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, security or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

                  (c) the Trustee may consult with counsel of its choice and any advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all affected series then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity satisfactory to it against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

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

                  (h) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer, unless it shall be proved that the Trustee or the Responsible Officer was negligent in ascertaining the pertinent facts;

                  (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (j) whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section;

                  (k) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture unless any such action shall constitute gross negligence or willful misconduct;

                  (l) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (m) the Trustee may request that the Issuer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, other than as to the due execution and delivery of the Indenture by the Trustee. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

6.4      Trustee and Agents May Hold Securities; Collections, etc.

         The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

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6.5      Moneys Held by Trustee

         Subject to the provisions of Section 10.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

6.6      Compensation and Indemnification of Trustee and Its Prior Claim

         The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the Trustee's duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. Such additional indebtedness shall not be deemed to be Subordinated Securities, as that term is defined in Section 12.1, and shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses after the occurrence of a default, the expenses are intended to constitute expenses of administration under any bankruptcy law.

6.7      Right of Trustee to Rely on Officers' Certificate, etc.

         Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon.

6.8      Qualification of Trustee; Conflicting Interests

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

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6.9      Persons Eligible for Appointment as Trustee

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have an office in The City of New York, if there be such a bank in such location willing to act upon reasonable and customary terms and conditions. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign promptly in the manner and with the effect specified in Section 6.10.

6.10     Resignation and Removal; Appointment of Successor Trustee

                  (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign and be discharged of the trusts created by this Indenture by giving written notice of resignation to the Issuer and by mailing notice of such resignation to the Holders of the then Outstanding Securities at their addresses as they shall appear on the Security registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and shall have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, subject to the provisions of Section 5.12, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                           (i) the Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                           (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, the Issuer may remove the Trustee with respect to the Securities of any or all series, as appropriate, and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which

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

                  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee or trustees, or, subject to the provisions of Section 5.12, any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Holders.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

                  (e) Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by Section 6.8 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                           (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application; and

                           (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Securityholders.

6.11     Acceptance of Appointment by Successor Trustee

         Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, trusts and duties of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over and transfer to the successor Trustee all moneys and property at the time held by it hereunder and shall execute, acknowledge and deliver an instrument transferring to such successor Trustee all such rights, powers, trusts and duties. Upon request of any such successor Trustee, the Issuer shall execute and acknowledge any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such money, property, rights, powers and trusts. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee for the benefit of such applicable series to secure any amounts then due it pursuant to the provisions of Section 6.6.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

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         Upon acceptance of appointment by any successor Trustee as provided in this Section, the Issuer shall give notice thereof to the Holders of Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

6.12     Merger, Conversion, Consolidation or Succession to Business of
         Trustee

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time of such succession to the Trustee any of the Securities of any series shall have been authenticated but not delivered, any such successor Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver the Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of such successor Trustee; and in all such cases such certificate of authentication shall have the full force which is anywhere in the Securities of such series or in this Indenture provided that the certificate of authentication of the Trustee shall have; provided that the right to adopt the certification of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

6.13     Preferential Collection of Claims Against the Issuer

         The Trustee shall comply with its obligations under the applicable provisions of Section 311 of the Trust Indenture Act.

6.14     Appointment of Authenticating Agent

         As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of, but subject to the direction of, the Trustee to authenticate and deliver Securities of such series, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of such series so authenticated and delivered shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

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         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall be the successor to such Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         Any Authenticating Agent may at any time, and if it shall cease to be eligible hereunder shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

         The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and shall provide notice of such appointment to all Holders of Securities affected thereby in the manner and to the extent provided in Section 6.11 with respect to the appointment of a successor trustee. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

         Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.

                 ARTICLE VII. CONCERNING THE SECURITYHOLDERS

7.1      Evidence of Action Taken by Securityholders

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in aggregate principal amount of the Holders of one or more series of Securities may be evidenced (i) by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee; (ii) by the record of such specified percentage of Holders voting in favor thereof at any meeting of such Holders duly called and held by the Trustee; and (iii) by a combination of such instrument or instruments and any such record of a meeting.

7.2      Proof of Execution of Instruments and of Holding of Securities

         Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder or his or her agent or proxy and proof of the holding by any Person of any of the Securities of any series shall be sufficient if made in the following manner:

                  (a) The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same.

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                  (b)      The ownership of Securities shall be proved by
         the Security Register or by a certificate of the Security
         Registrar.

7.3      Holders to Be Treated as Owners

         The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security of any series shall be registered upon the Security Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of Section 2.7 of this Indenture, interest, if any, on such Security and for all other purposes; and none of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his or her order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as holder of any Security.

7.4      Securities Owned by Issuer Deemed Not Outstanding

         In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of one or more series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purposes of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon such Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on such Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purposes of any such determination.

7.5      Right of Revocation of Action Taken

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the requisite percentage in aggregate principal amount of the Securities of one or more series, as the case may be, specified in this Indenture in connection with such

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action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of ownership as provided in
Section 7.2, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security of any series shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities of such series issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the requisite percentage in aggregate principal amount of the Securities of one or more series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities of such series.


7.6      Calculation of Original Issue Discount

         The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily accruals and accrual periods) accrued on Outstanding Securities as of the end of such year.

                    ARTICLE VIII. SUPPLEMENTAL INDENTURES

8.1      Supplemental Indentures Without Consent of Securityholders

         The Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) without the consent of the Holders of Securities for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                  (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article IX;

                  (c) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities of any series, and to make the occurrence, or the occurrence and continuance, of a default in complying with any such additional covenant, restriction, condition or provision an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

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                  (d)      to cure any ambiguity or to correct or supplement
         any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions as the Issuer may deem necessary or desirable, with respect to matters or questions arising under this Indenture, provided that no such action shall adversely affect the interests of the Holders of the Securities of any series appertaining thereto;

                  (e) to establish the form and terms of the Securities of any series as permitted by Sections 2.1 and 2.3; and

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, all as provided in Section 6.11.

         The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

8.2      Supplemental Indentures With Consent of Securityholders

         With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the time of payment of the principal, or any installment of the principal, of any Security or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest, if any, thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in such Security in accordance with the terms thereof or impair or affect the right to institute suit for the payment thereof when due, or, if such Security shall so provide, any right of repayment at the option of the Holder, in each case without the consent of the Holder of each Security so affected, (b) reduce the percentage in principal amount of the Outstanding Securities of the affected series, the consent of whose Holders is required for any such supplemental indenture or for any waiver provided for in this Indenture, without the consent of the Holders of each Security so affected or (c) without the consent of the Holders of each Security so affected, modify any of the provisions of this Section or Section 5.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the

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references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections
6.11 and 8.1(f).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more series of Securities, or which modifies the rights of the Holders of Securities of such series appertaining to such Securities with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Upon the request of the Issuer, accompanied by a Board Resolution complying with the first paragraph of this Section and evidence of the consent of the Holders of the Securities as aforesaid and such other documents, if any, as may be required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

8.3      Effect of Supplemental Indenture

         Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

8.4      Execution of Supplemental Indentures

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

8.5      Notation on Securities in Respect of Supplemental Indentures

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee

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as to any matter provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

            ARTICLE IX. CONSOLIDATION, MERGER, SALE OR CONVEYANCE

9.1 Covenant of Issuer Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions

         Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation of the Issuer with, or merger of the Issuer into, any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its successor or successors shall be a party or parties, shall prevent any sale, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety, shall prevent any consolidation of any Person with, or the merger of any Person into, the Issuer or shall prevent any sale, lease or conveyance of the property of any Person as an entirety or substantially as an entirety to the Issuer; provided, that, and the Issuer hereby covenants and agrees, upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the principal of and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property; provided, further, that the corporation formed by such consolidation or into which the Issuer merged or the Person which acquired by conveyance or sale, or which leases, the properties and assets of the Issuer as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; provided, further, that immediately after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Issuer or a Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

9.2      Successor Corporation Substituted for Issuer

         In case of any consolidation, merger, sale, lease or conveyance referred to in, and in accordance with, Section 9.1, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as Issuer. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

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         In case of any such consolidation, merger, sale, lease or
conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

9.3      Documents to be Delivered to Trustee

         The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture and that all conditions precedent herein provided for relating to such transactions have been complied with.

                  ARTICLE X. SATISFACTION AND DISCHARGE OF

10.1     Satisfaction and Discharge of Indenture

                  (a) If at any time (i) the Issuer shall have paid or caused to be paid the principal of, and interest, if any, on all the Securities of each series theretofore authenticated, (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), in accordance with the terms of this Indenture and such Securities or
         (ii) as to Securities not so paid, the Issuer shall have delivered to the Trustee for cancellation all Securities of each series theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (iii) as to Securities not so paid or delivered for cancellation, (A) all the Securities of such series shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds money in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of money, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable and (ii) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer then this Indenture shall cease to be of further effect (except as to (A) rights of registration of transfer and exchange of Securities, (B) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (C) the rights of Holders of Securities to receive payments of principal thereof, and interest, if any, thereon, upon the original stated due dates therefor or any date of redemption (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any, (D) the rights, obligations, duties and immunities of the Trustee hereunder, (E) the rights of Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and
         (F) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer

                                   - 41 -

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

         accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture, provided that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any national securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

                  (b) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in the Board Resolution, Officers' Certificate or supplemental indenture relating thereto provided pursuant to Section 2.3. In addition to discharge of this Indenture pursuant to the next preceding paragraph (a) the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series on the 91st day after the date of making the deposit referred to in clause (a), and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) the rights of Holders of Securities of such series appertaining thereto to receive payments of principal thereof and interest, if any, thereon, upon the original stated due dates therefor or any date of redemption (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any, solely from the trust fund referred to in subparagraph (1) below, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2), and the Trustee, at the cost and expense of the Issuer, shall, at the Issuer's written request, execute proper instruments acknowledging the same, if:

                           (1)      the Issuer shall have irrevocably
                  deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of money, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable and
                  (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                           (2) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                           (3)      such deposit shall not result in a
                  breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

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                           (4)      such deposit shall not cause any
                  Securities of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted;

                           (5) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) if such deposits shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in the Issuer, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and
                  (ii) if any such deposit occurs more than one year prior to the stated maturity or redemption date of the Securities of such series, the Holders of the Securities of such series then Outstanding will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and

                           (6) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this paragraph have been complied with.

10.2     Application by Trustee of Funds Deposited for Payment of Securities

         Subject to Section 10.4, all moneys and Government Obligations deposited with the Trustee (or other trustee), and all money received by the Trustee in respect of Government Obligations deposited with the Trustee, pursuant to Section 10.1 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of such Securities of all sums due and to become due thereon for principal and interest, if any; but such money need not be segregated from other funds except to the extent required by law.

10.3     Repayment of Moneys Held by Paying Agent

         In connection with the satisfaction and discharge of this Indenture with respect to the Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

10.4     Return of Moneys Held by Trustee and Paying Agent Unclaimed for
         Three Years

         Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and any Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment shall at the expense of the Issuer, mail by first-class mail to

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

Holders of such Securities at their addresses as they shall appear on the Security Register for the Securities of such series, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing any unclaimed balance of such moneys then remaining will be repaid to the Issuer.

10.5     Indemnity for Government Obligations

         The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such Government Obligations, other than any such tax, fee or other charge which by law is for the account of the Holders of the Securities for whose benefit such Government Obligations are held.

           ARTICLE XI. REDEMPTION OF SECURITIES AND SINKING FUNDS

11.1     Applicability of Article

         The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any Securities of a series which have the benefit of a sinking fund, except as otherwise specified as contemplated by Section 2.3 for Securities of any series.

11.2     Notice of Redemption; Partial Redemptions

         Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at their last addresses as they shall appear upon the registry books for such Securities. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of any series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         The notice of redemption to each such Holder shall specify (a) the principal amount of each Security of such series held by such Holder to be redeemed, (b) the date fixed for redemption, (c) the redemption price, (d) that such redemption is pursuant to the mandatory or optional sinking or other analogous fund, or both, if such be the case, (e) that interest accrued to the date fixed for redemption will be paid as specified in such notice, (f) that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue, (g) place for presentment and
(h) the CUSIP number. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in authorized denominations for an aggregate principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of any series so called for

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

redemption at the applicable redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 60 days prior (except that the Trustee may in its sole discretion waive such notice period at any time) to the date fixed for redemption an Officers' Certificate stating such date, the aggregate principal amount of Securities of each series to be redeemed and that no Events of Default with respect to the Securities of such series have occurred (which have not been waived or cured). In case of a redemption at the option of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with. If less than all the Securities of any series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

11.3     Payment of Securities Called for Redemption

         If notice of redemption has been given as provided in Section 11.2, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the applicable redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the applicable redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, redemption, such Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by such Security.

         Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

11.4     Exclusion of Certain Securities from Eligibility for Selection for
         Redemption

         Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as an Affiliate of the Issuer.

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11.5     Mandatory and Optional Sinking Funds

         The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 13.5)
(a) specifying the portion of the mandatory sinking fund payment due on such date to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred and are continuing (which have not been waived or cured) and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment on such date with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be so credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable, and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or other deliveries therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such 60th day, the irrevocable election of the Issuer that (i) the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) the Issuer will make no optional sinking fund payment with respect to such series on such date as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 and if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the applicable sinking fund redemption price, together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then such amount shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 11.2, for redemption on

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such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this
Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as an Affiliate of the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing), shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 11.2 (and with the effect provided in Section 11.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of a particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series, shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of and interest on the Securities of such series at maturity.

         Unless otherwise provided for, on or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed Securities of any series with sinking fund moneys or give any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of any Event of Default with respect to such series except that, if notice of redemption of any Securities of such series shall theretofore have been given, the Trustee shall redeem or cause to be redeemed such Securities, provided that the Trustee or one or more paying agents shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such Event of Default, be deemed to have been collected under Article V and held for the payment of all Securities of such series. In case such Event of Default shall have been waived as provided in Section 5.10 or such Event of Default cured on or before the 60th day preceding any sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of Securities of such series.

                         ARTICLE XII. SUBORDINATION

12.1     Applicability of Article; Securities Subordinated to Senior
         Indebtedness

                  (a) This Article XII shall apply only to the Securities of any series which, pursuant to Section 2.3, are expressly made subject to this Article. Such Securities are referred to in this Article XII as "Subordinated Securities."

                  (b) The Issuer covenants and agrees, and each Holder of Subordinated Securities by his or her acceptance thereof whether upon original issue or upon assignment or transfer thereof likewise covenants and agrees, that the indebtedness represented by the Subordinated Securities and the payment of the principal and interest, if any, on the Subordinated Securities is subordinated and subject in right, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness.

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                  "Senior Indebtedness" means the principal of and premium,
         if any, and interest on the following, whether outstanding on the date hereof or thereafter incurred, created or assumed: (i) indebtedness of the Issuer for money borrowed by the Issuer (including purchase money obligations) or evidenced by debentures (other than the Subordinated Securities), notes, bankers' acceptances or other corporate debt securities, or similar instruments issued by the Issuer; (ii) all capital lease obligations of the Issuer; (iii) all obligations of the Issuer issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Issuer and all obligations of the Issuer under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) obligations with respect to letters of credit; (v) all indebtedness of others of the type referred to in the preceding clauses (i) through (iv) assumed by or guaranteed in any manner by the Issuer or in effect guaranteed by the Issuer; (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of the Issuer (whether or not such obligation is assumed by the Issuer), except for (A) any such indebtedness that is by its terms subordinated to or pari passu with the Subordinated Securities, as the case may be, including all other debt securities and guaranties in respect of those debt securities, issued to any other trusts, partnerships or other entities affiliated with the Issuer which act as a financing vehicle of the Issuer in connection with the issuance of preferred securities by such entity or other securities which rank pari passu with, or junior to, the Preferred Securities, and (B) any indebtedness between or among the Issuer and its Affiliates and/or
         (vii) renewals, extensions or refundings of any of the indebtedness referred to in the preceding clauses unless, in the case of any particular indebtedness, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same or the assumption or guarantee of the same, or pursuant to which the same is outstanding, such indebtedness or such renewal, extension or refunding thereof is not superior in right of payment to the Subordinated Securities.

         This Article shall constitute a continuing obligation to all Persons who, in reliance upon such provisions become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

12.2 Issuer Not to Make Payments with Respect to Subordinated Securities in Certain Circumstances

                  (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and premium and interest thereon shall first be paid in full, or such payment duly provided for in cash in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, or interest on, Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of any Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before the maturity of such Senior Indebtedness, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this Article
         XII).

                  (b) Upon the happening and during the continuation of any default in payment of the principal of, or interest on, any Senior Indebtedness when the same becomes due and payable, then, unless and until such default shall have been cured or waived or shall have ceased to exist,

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         no payment shall be made by the Issuer with respect to the principal of, or interest on, Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights, or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before such default and notice thereof, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this Article XII).

                  (c) In the event that, notwithstanding the provisions of this Section 12.2, the Issuer shall make any payment to the Trustee on account of the principal of or interest on Subordinated Securities, or on account of any sinking fund provisions of such Securities, after the maturity of any Senior Indebtedness as described in Section 12.2(a) above or after the happening of a default in payment of the principal of or interest on any Senior Indebtedness as described in Section 12.2(b) above, then, unless and until all Senior Indebtedness which shall have matured, and all premium and interest thereon, shall have been paid in full (or the declaration of acceleration thereof shall have been rescinded or annulled), or such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 12.6 and 12.7) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of such Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay the same in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Issuer shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness.

12.3 Subordinated Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Issuer

         Upon any distribution of assets of the Issuer in any dissolution, winding up, liquidation or reorganization of the Issuer (whether voluntary or involuntary, in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full of the principal thereof and premium and interest due thereon, or provision shall be made for such payment, before the Holders of Subordinated Securities are entitled to receive any payment on account of the principal of or interest on such Securities;

                  (b) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article XII with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), to which the Holders of Subordinated Securities or the Trustee on behalf of the Holders of Subordinated Securities would be entitled except for the provisions of this
         Article XII shall be paid or delivered by the

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         liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision thereof to the holders of such Senior Indebtedness; and

                  (c) in the event that notwithstanding the foregoing provisions of this Section 12.3, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article XII with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), shall be received by the Trustee or the Holders of the Subordinated Securities on account of principal of or interest on the Subordinated Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Section 12.6 and 12.7) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

         The Issuer shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Issuer.

         The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article IX hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article IX.

12.4 Holders of Subordinated Securities to be Subrogated to Right of Holders of Senior Indebtedness

         Subject to the payment in full of all Senior Indebtedness, the Holders of Subordinated Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness until all amounts owing on Subordinated Securities shall be paid in full, and for the purposes of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Issuer or by or on behalf of the Holders of Subordinated Securities by virtue of this Article XII which otherwise would have been made to the Holders of Subordinated Securities shall, as between the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, be deemed to be payment by the Issuer to or on account of the Senior Indebtedness, it being understood that the provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

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12.5     Obligation of the Issuer Unconditional

         Nothing contained in this Article XII or elsewhere in this Indenture or in any Subordinated Security is intended to or shall impair, as among the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of Subordinated Securities the principal of, and interest on, Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of Subordinated Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Issuer referred to in this Article XII, the Trustee and Holders of Subordinated Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or, subject to the provisions of Section 6.1 and 6.2, a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making such payment or distribution to the Trustee or the Holders of Subordinated Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed therein and all other facts pertinent thereto or to this Article XII.

         Nothing contained in this Article XII or elsewhere in this Indenture or in any Subordinated Security is intended to or shall affect the obligation of the Issuer to make, or prevent the Issuer from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and, except as provided in subsections (a) and
(b) of Section 12.2, payments at any time of the principal of, or interest on Subordinated Securities.

12.6     Trustee Entitled to Assume Payments Not Prohibited in Absence of
         Notice

         The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Subordinated Securities. Notwithstanding the provisions of this Article XII or any provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution to or by the Trustee, unless at least two Business Days prior to the making of any such payment, the Trustee shall have received written notice thereof from the Issuer or from one or more holders of Senior Indebtedness or from any representative thereof or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such representative or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative or trustee on behalf of the holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a representative of or trustee on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distribution pursuant of this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment to such

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Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and nothing in this
Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

12.7     Application by Trustee of Monies or Government Obligations
         Deposited with It

         Money or Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 10.1 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Subordinated Securities, shall not be subject to the subordination provisions of this Article XII, if the same are deposited in trust prior to the happening of any event specified in Section 12.2. Otherwise, any deposit of monies or Government Obligations by the Issuer with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of, or interest on any Subordinated Securities shall be subject to the provisions of Section 12.1, 12.2 and 12.3 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purposes (including, without limitation, the payment of the principal of, or the interest, if any, on any Subordinated Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 12.6, then the Trustee or the paying agent shall have full power and authority to receive such monies and Government Obligations and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section 12.7 shall be construed solely for the benefit of the Trustee and paying agent and, as to the first sentence hereof, the Securityholders, and shall not otherwise effect the rights of holders of Senior Indebtedness.

12.8 Subordination Rights Not Impaired by Acts or Omissions of Issuer or Holders of Senior Indebtedness

         No rights of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holders or by any noncompliance by the Issuer with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Issuer may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Subordinated Securities, without incurring responsibility to the Holders of the Subordinated Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Subordinated Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection for such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer, as the case may be, and any other Person.

12.9     Securityholders Authorize Trustee to Effectuate Subordination of
         Securities

         Each Holder of Subordinated Securities by his or her acceptance thereof authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee his or her attorney-in-

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fact for such purpose, including in the event of any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) the immediate filing of a claim for the unpaid balance of his or her Subordinated Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

12.10    Right of Trustee to Hold Senior Indebtedness

         The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article XII in respect of any Senior
Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Sections 12.2 and 12.3, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Subordinated Securities, the Issuer or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this
Article XII or otherwise.

12.11    Article XII Not to Prevent Events of Defaults

         The failure to make a payment on account of principal or interest by reason of any provision in this Article XII shall not be construed as preventing the occurrence of an Event of Default under Section 5.1.

                   ARTICLE XIII. MISCELLANEOUS PROVISIONS

13.1 Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities appertaining thereto.

13.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities

         Nothing in this Indenture, in the Securities expressed or implied, shall give or be construed to give to any Person other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities. Notwithstanding the foregoing, for so long as any Trust
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Securities remain outstanding, the Issuer's obligations under this
Indenture will also be for the benefit of the holders of such Trust Securities, and the Issuer acknowledges and agrees that such holders will be entitled to enforce certain payment obligations under the Securities directly against the Issuer to the extent provided in Sections 5(b) and 6(c) of Annex I of the Declaration dated ___________, 2002.

13.3     Successors and Assigns of Issuer Bound by Indenture

         All the covenants, stipulations, promises and agreements in this Indenture made by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

13.4     Notices and Demands on Issuer, Trustee and Holders of Securities

         Any notice, direction, request or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by any Holder of Securities of any series or upon the Issuer shall be deemed to have been sufficiently given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to The Laclede Group, Inc., 720 Olive Street, St. Louis, Missouri 63101, Attention: Treasurer. Any notice, direction, request or demand by the Issuer or any Holder of Securities of any series or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration. Any notice required or permitted to be given or served by the Issuer or by the Trustee to or upon any Holders of Securities of any series shall be deemed to have been sufficiently given or served by being deposited in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed at their addresses as they shall appear on the Security Register.

         In any case where notice to the Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

13.5 Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein

         Except as otherwise expressly provided by this Indenture, upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

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         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.3(d) or Section 11.5) shall include (a) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such individual, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion of or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any such certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, on information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

13.6     Payments Due on Saturdays, Sundays and Holidays

         If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of such interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

13.7     Conflict of any Provision of Indenture with Trust Indenture Act of
         1939

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any provision set forth in Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, that impose duties on any person, such provision of the Trust Indenture Act of 1939 shall control.

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13.8     Governing Law

         This Indenture and each Security shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

13.9     Counterparts

         This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

13.10    Effect of Headings and Table of Contents

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

13.11    Separability Clause

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                   ARTICLE XIV. SECURITYHOLDERS' MEETINGS

14.1     Purposes of Meetings

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article XIV for any of the following purposes:

                  (a) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
         Section 8.2; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

14.2     Call of Meetings by Trustee

         The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 14.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting,

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shall be mailed to Holders of Securities at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

14.3     Call of Meetings by the Issuer or Securityholders

         In case at any time the Issuer pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 14.1, by mailing notice thereof as provided in Section 14.2.

14.4     Qualifications for Voting

         To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities or (b) a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

14.5     Regulations

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Securityholders as provided in Section 14.3, in which case the Issuer or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 14.4, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $25 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 14.2 or 14.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

14.6     Voting

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent
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chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 14.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   THE LACLEDE GROUP, INC., as Issuer



                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:



                                   THE BANK OF NEW YORK, as Trustee



                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:



                                   - 58 -